UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2013

Columbia Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51262

MD	20-0068852
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Glenlake Parkway, Suite 1200
Atlanta, GA 30328
(Address of principal executive offices, including zip code)

(404) 465-2200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
In contemplation of the anticipated listing of its shares of common stock on the New York Stock Exchange during October 2013, the board of directors of Columbia Property Trust, Inc. (the “Company”) has taken the following actions.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 29, 2013, the board of directors of the Company appointed Murray J. McCabe and Thomas G. Wattles as independent directors of the Company to fill the two current vacancies on the board. The board has not yet appointed either Mr. McCabe or Mr. Wattles to a committee of the board.

In connection with their appointment to the board as independent directors, Messrs. McCabe and Wattles will participate in the Company's standard compensatory arrangements for independent directors as described in the Definitive Proxy Statement on Schedule 14A filed by the Company on April 25, 2013, and incorporated by reference into this current report on Form 8-K. For their services as independent directors for the remainder of the 2013 fiscal year, they will receive 25% of the current annual cash retainer and 25% of the current annual equity retainer.

Other than the director compensation arrangements described above, there is not any arrangement or understanding between either of Mr. McCabe or Mr. Wattles and any other persons pursuant to which he was elected as a director of the Company. There are no related-party transactions in which either Mr. McCabe or Mr. Wattles has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In addition, the board directed that the 2013 annual equity retainer for independent directors be paid in the form of a grant of common stock made pursuant to the Company's 2013 Long-Term Incentive Plan and that such grant be made on or about September 13, 2013. The board of directors also determined that, solely for purposes of calculating the number of shares of common stock issuable to each independent director in satisfaction of the 2013 annual equity retainer payable to such director, the deemed value of a share of common stock shall be $29.32 (the estimated fair value as of September 30, 2012, as adjusted for the recent reverse stock split, which is the most recent valuation that the Company has performed).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Articles of Incorporation
On September 3, 2013, the Company opted out of all but one of the provisions of what is commonly referred to as the “Maryland Unsolicited Takeover Act” by filing articles supplementary with the State Department of Assessments and Taxation. The effect of this filing is to prevent the Company, without the approval of the stockholders, from classifying its board of directors or from raising the threshold for removal of a director from a majority to two-thirds of the shares entitled to be cast generally in the election of directors. The Company did not opt out of the provision that allows only remaining directors to fill vacancies on the board of directors, which provision is included in the Company's charter.
The foregoing summary of the articles supplementary is qualified in its entirety by reference to the text of the articles supplementary, which is attached as Exhibit 3.1 to this Form 8-K and is incorporated by reference into this Item 5.03.
Bylaws
On August 29, 2013, the Company amended its bylaws by adopting the Third Amended and Restated Bylaws. The amendments effect the following changes:
Opting Out of the Maryland Business Combination Act. On August 29, 2013, the board adopted a resolution opting out of what is commonly referred to as the “Maryland Business Combination Act” of the Maryland General Corporate Law (the “MGCL”). The amended bylaws provide that this resolution may only be revoked, altered or amended, and the board may only adopt any resolution inconsistent with such resolution (including an amendment to that bylaw provision), with the affirmative vote of a majority of the votes cast on the matter by holders of outstanding shares of the Company's common stock. As a result of this opt-out, the Maryland Business Combination Act will not limit the ability of beneficial owners of 10% or more of the voting power of the Company's stock to pursue a business combination with the Company.

Opting Out of the Maryland Control Share Act. The amended bylaws contain a provision exempting the Company from what is commonly referred to as the “Maryland Control Share Act” under the MGCL and prevent the Company from opting back into the Maryland Control Share Act without the approval of the stockholders. As a result, the Maryland Control Share Act will not restrict the voting rights of holders of more than 10% of the Company's voting securities.
Limitations on Ability to Adopt a Stockholder Rights Plan. The amended bylaws contain a provision preventing the board from adopting a stockholder rights plan without the prior approval of the stockholders unless such plan provides that it will expire within one year of adoption unless ratified by the stockholders before the plan expires. The amended bylaws further prevent the board from amending this limitation without stockholder approval. A stockholder rights plan, also known as a poison pill, is a plan providing for the distribution of rights to stockholders that may be exercised under certain conditions designed to assist the board of directors in connection with unsolicited takeover proposals or significant share accumulations.
Advance-Notice Requirements for Stockholder-Requested Special Meetings. The Company's prior bylaws permitted the holders of a majority of all the votes entitled to be cast at a meeting to call a special meeting of the stockholders. The amended bylaws retain that permission but establish more detailed procedures for calling stockholder-requested special meetings, which are summarized below:
Stockholders who desire to call a special meeting must send a notice to the secretary of the Company to request the board to fix a record date (the “Request Record Date”) to determine the stockholders entitled to request a special meeting. The Request Record Date cannot be later than 10 days after the date of the resolution fixing the Request Record Date. If the board fails to set a Request Record Date within 10 days of receipt of a valid request, the Request Record Date shall be 10 days after receipt of the request.
This record date request notice should be delivered by registered mail, set forth the purpose of the meeting, be signed by a stockholder of record and set forth all information about the requesting stockholder and each matter to be voted upon that would be required to be disclosed in a proxy statement relating to an election of directors under the federal securities laws.
Once a Request Record Date is set, in order for the stockholders to call a special meeting, valid written requests from those entitled to cast a majority of all of the votes entitled to be cast on the matter at the proposed meeting must be received by the Company's secretary within 60 days after the Request Record Date. To be valid, the requests must: (1) be signed and dated by stockholders who were record holders as of the Request Record Date; (2) set forth the purpose of the meeting (as set forth in the record date request notice), which purpose must be a proper subject for stockholder action under the Company's charter, bylaws and applicable law; (3) set forth the name and address, as they appear in the Company's books, of the stockholder signing the request; (4) set forth the number of shares owned (beneficially and of record) by the stockholder signing the request; (5) set forth the nominee holder for, and number of, shares of stock of the Company owned beneficially but not of record by such stockholder; and (6) be sent to the secretary by registered mail, return receipt requested.
The secretary is not required to call a special meeting upon stockholder request unless the secretary receives payment of the cost (as estimated by the Company) of preparing and mailing the notice of the special meeting (including the Company's proxy materials) prior to preparing such notice. The board may submit its own proposals for consideration at any stockholder-requested meeting.
When all of the requirements to call a stockholder requested meeting have been met (such date being the “Delivery Date”), the board shall set a record date for the meeting, which shall be within 30 days of the Delivery Date, and shall also designate the date, time and place for the meeting, which shall be within 90 days of the record date. In order to give the Company time to verify the validity of special meeting requests, a special meeting request will not be deemed received by the secretary of the Company until the earlier of (i) five business days after actual receipt by the secretary of the purported request, and (ii) such date that an independent inspector of elections has certified that valid requests of a majority of shares entitled to vote on the matter have been received.
If enough requesting stockholders revoke their request for a meeting such that less than a majority of the shares entitled to vote are owned by non-revoking requesting stockholders, then (1) if notice of the meeting has not already been sent, the secretary need not send notice of the meeting, and (2) if notice has already been sent, the secretary may cancel the meeting any time before 10 days before the meeting, or the chairman may call the meeting to order and adjourn without acting on the matter.
The amended bylaws specify that compliance with the above procedures is the only way for a stockholder to propose business to be brought before a special meeting.

Advance Notice Requirements for Annual Meetings of Stockholders. The amended bylaws revise the procedures required for a stockholder to nominate directors or propose other matters to be considered at an annual meeting. The new or revised procedures are summarized below:
Notice of the stockholder's nomination or any other proposal for consideration must be delivered to the Company's secretary no earlier than 150 days and no later than 120 days before the first anniversary of the date of the preceding year's proxy statement. If there is a delay or advancement of the annual meeting by more than 30 days compared to the prior year, the notice deadline is no earlier than 150 days and no later than the later of 120 days before the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made. (The 150-to-120-day notice periods described above replace the prior bylaw requirement of 45 days' advance notice.)
The prior bylaws required the notice to include certain information about the nominee as well as the stockholder making the request. The amended bylaws retain that requirement and also require information about any person acting in concert with the stockholder making the request, any beneficial owner of shares of stock of the Company owned (of record or beneficially) by such stockholder, and any person that (directly or indirectly) controls, is controlled by or is under common control with such stockholder (each a “Stockholder Associated Person”).
The amended bylaws also expand upon the information that must be included in the notice about the requesting stockholder, the proposed nominee and any Stockholder Associated Person, by requiring, among other things, the following: (1) the class, series and number of shares of Company securities owned and the date they were acquired; (2) any derivative, swap or other transaction or series of transactions which give the holder economic risk similar to ownership of shares of Company securities; (3) any arrangement under which the holder has a right to vote any shares of Company securities; (4) any short interest in any Company securities; (5) any rights to dividends on shares of Company securities that are separated from the underlying shares of the Company; (6) any proportionate interest in shares of the Company or synthetic equity interests held by a general or limited partnership in which the stockholder, proposed nominee or Stockholder Associated Person is a general partner or beneficially owns an interest in a general partner; (7) any performance-related fees to which such person is entitled based on any change in the value of the Company's securities, including any interests held by members of such person's immediate family sharing the same household; (8) any other substantial interest of the stockholder, proposed nominee or Stockholder Associated Person in the Company or any of its affiliates other than an interest arising from ownership of Company securities with benefits shared on a pro rata basis by all other holders of the same class or series; (9) any information relating to such stockholder, proposed nominee or Stockholder Associated Person that would be required to be disclosed in a proxy statement under federal securities laws; (10) the investment strategy or objective of the stockholder or any Stockholder Associated Person who is not an individual, and a copy of the prospectus or similar document given to potential investors in such stockholder or Stockholder Associated Person; (11) the name and address of any person who contacted or was contacted by the stockholder or any Stockholder Associated Person about the proposed nominee or other business prior to the date of the notice; and (12) the name and address of any other stockholder supporting the nominee for election or reelection or supporting the proposal of other business (to the extent known by the stockholder giving notice).
With respect to any stockholder-proposed nominee for election at an annual meeting, the notice of the nomination must be accompanied by a certificate from the proposed nominee regarding the nominee's willingness to serve and must attach a completed nominee questionnaire including all of the information that would be required to be disclosed in a proxy statement relating to an election of directors under the federal securities laws.
If information included in a director nomination or proposal of other business at an annual meeting is inaccurate it may be deemed not to have been provided. The stockholder making the nomination or proposal must notify the Company of any inaccuracy or change in the information provided in the notice within two business days of becoming aware of it, and promptly update and supplement the inaccurate information so that it is correct as of the record date for the meeting and as of 10 business days prior to the meeting. The stockholder must also respond within five business days if the secretary or board of directors request that the stockholder provide verification or updates of information provided in the notice, or any additional information that may be reasonably required.
The amended bylaws specify that compliance with the above procedures is the only way for a stockholder to make a nomination or submit a proposal for consideration at an annual meeting (unless the Company is required to consider the stockholder's proposal pursuant to Securities and Exchange Commission rules).
Advance Notice Requirements for Director Nominations at a Special Meeting. The amended bylaws revise the procedures required for a stockholder to nominate directors at a special meeting called by the board of directors for that purpose. The effect of the revisions is to require notice of the nomination no earlier than 120 days and no later than the later of 90 days (45 days under the prior bylaws) before the special meeting or the 10th day following the day on which public announcement of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. A notice of a nomination at a special meeting must include all of the information described above that is required of the nominating stockholder, the proposed nominee and any Stockholder Associated Person with respect to nominations at an annual meeting.
Other Enhancements. The amended bylaws, among other things:

•	clarify the procedures for director resignations, including that any director of the Company may resign at any time and that acceptance of a resignation is not necessary to make it effective;

•
provide that the board of directors may designate a chairman of the board of directors (the prior bylaws required the board of directors to designate a chairman) and clarify that the chairman will not be an officer of the Company solely by reason of the bylaws and that the board of directors may designate an executive or non-executive chairman; and

•	revise provisions regarding stock certificates to reflect that the Company's outstanding shares are uncertificated.

The foregoing summary is subject to, and qualified in its entirety by, the full text of the Third Amended and Restated Bylaws, which is filed as Exhibit 3.2 to this Form 8-K and is incorporated by reference into this Item 5.03. In addition, a marked copy of the Third Amended and Restated Bylaws indicating changes made to the Company's bylaws as they existed immediately prior to the adoption of the Third Amended and Restated Bylaws is attached hereto as Exhibit 3.3 and is incorporated by reference into this Item 5.03.
Item 7.01 Regulation FD Disclosure.

On September 4, 2013, the Company published a press release announcing the appointment of Murray J. McCabe and Thomas G. Wattles to serve as independent directors of the Company. A copy of this press release is provided as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 of Form 8-K and the attached Exhibit 99.1 is furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.
Item 8.01 Other Events.
Non-Employee Director Stock Ownership and Retention Guidelines
On August 29, 2013, the board of directors adopted an amendment to the Company's Corporate Governance Guidelines to establish minimum stock ownership and retention requirements for the non-employee directors of the Company (the “Ownership and Retention Requirements”). Pursuant to the Ownership and Retention Requirements, each non-employee director is required, within five years of the later of (i) the date the requirement was adopted or (ii) the non-employee director's appointment to the board, to acquire and hold shares of the Company's common stock having an initial investment value equal to three times his or her annual cash retainer, excluding additional retainer amounts payable for serving as chairman of the board or chairing or sitting on a committee of the board of directors. For purposes of the minimum ownership requirement, unvested shares of restricted stock and stock units count toward the minimum but stock options are not included. Until the investment requirement is achieved, each director is required to retain “net gain shares” resulting from the issuance of common stock, exercise of stock options, the vesting of restricted stock, or the settlement of restricted stock units granted under the Company's equity compensation plans. Net gain shares are the shares remaining after disposition for the payment of the option exercise price and taxes owed with respect to the issuance, exercise, vesting or settlement event.
Employment Agreements Filed

On August 6, 2013, the Company filed a Form 8-K disclosing that on that day the Company entered into employment agreements with E. Nelson Mills, the Company's President and Chief Executive Officer, and James A. Fleming, the Company's Executive Vice President and Chief Financial Officer. The employment agreement of E. Nelson Mills is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The employment agreement of James A. Fleming is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Articles Supplementary
3.2	Third Amended and Restated Bylaws
3.3	Third Amended and Restated Bylaws (marked)
10.1	Employment Agreement of E. Nelson Mills
10.2	Employment Agreement of James A. Fleming
99.1	Press Release
Note regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements, which can generally be identified by our use of words such as “may,” “will,” “could” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Factors that could cause actual results to vary materially from those expressed in forward-looking statements include changes in real estate conditions and in the capital markets, which could impact the timing of a listing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Property Trust, Inc.

Dated: September 4, 2013	By:	/s/ James A. Fleming
James A. Fleming
Executive Vice President and Chief Financial Officer